                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE COMMON STOCK)

                                       OF
                                   OEA, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 24, 2000
                                       BY
                             OEA MERGER CORPORATION
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                                 AUTOLIV, INC.
--------------------------------------------------------------------------------
           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                  NEW YORK CITY TIME, ON MONDAY, APRIL 24, 2000,
                           UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

          BY HAND:                       BY MAIL:                 BY OVERNIGHT COURIER:
 First Chicago Trust Company    First Chicago Trust Company    First Chicago Trust Company
         of New York                    of New York                    of New York
Attention: Corporate Actions   Attention: Corporate Actions   Attention: Corporate Actions
 c/o Securities Transfer and            Suite 4660                     Suite 4660
   Reporting Services Inc.             P.O. Box 2565            525 Washington Boulevard
         100 William            Jersey City, NJ 07303-2565        Jersey City, NJ 07310
     Street--Galleria J
     New York, NY 10038
                                   FOR INFORMATION CALL:
                                      (800) 251-4215

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                               DESCRIPTION OF SHARES TENDERED
  Name(s) and Address(es) of Registered Holder(s)        Share Certificate(s) and Share(s)
(Please Fill in Exactly as Name(s) Appears on Share                  Tendered
                  Certificate(s))                      (Attach Additional List If Necessary)
                                                                      Shares
                                                        Share     Represented by   Number of
                                                      Certificate      Share         Shares
                                                      Number(s)*  Certificate(s)*  Tendered**
                                                      Total Shares

* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered.
       See Instruction 4.
       IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN PLEASE
       SEE INSTRUCTION 8.

    This Letter of Transmittal is to be completed by stockholders either if certificates representing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 2 of the Offer to Purchase dated March 24, 2000 (the "Offer to Purchase"). Stockholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Shares into the Depositary's account at DTC ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /    CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY
       BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
       DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution

       Account Number   Transaction Code Number

/ /    CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT
       TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
       DEPOSITARY AND COMPLETE THE FOLLOWING:

       Name(s) of Registered Holders(s):

       Window Ticket Number (if any):

       Date of Execution of Notice of Guaranteed Delivery:

       Name of Institution that Guaranteed Delivery:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to OEA Merger Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Autoliv, Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.10 per share, including the associated rights to purchase shares of common stock (collectively, the "Shares"), of OEA, Inc. (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $10.00 per Share, net to the tendering stockholder in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 24, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, including any amendments or supplements thereto collectively constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all dividends, distributions and all other Shares or other securities or rights issued or issuable in respect thereof on or after March 24, 2000) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Jorgen Svensson, Michael Anderson and any other designee of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all dividends, distributions and all other Shares or securities or rights issued or issuable in respect thereof on or after March 24, 2000), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any such other Shares or securities or rights) by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed to be ineffective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or Purchaser's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Shares.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all dividends, distributions and all other Shares or securities or rights issued or issuable in respect thereof on or after March 24, 2000), and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

    No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such stockholder's account maintained at DTC. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered hereby.

   -------------------------------------------SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue:  / / check
         / / certificate(s)  to:

Name(s): _______________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)
Address: _______________________________________________________________________
________________________________________________________________________________
                                   (ZIP CODE)
________________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail:  / / check
        / / certificate(s)  to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________
                                   (ZIP CODE)

________________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)

-----------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                             Signature(s) of Owners

  Dated ___________________, 2000

  Name(s) ____________________________________________________________________

  ____________________________________________________________________________
                                 (Please Print)

  Capacity (Full Title) ______________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

  Daytime Area Code and Telephone Number (   )________________________________

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

  FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
  BELOW:

  Authorized Signature(s) ____________________________________________________

  Name _______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________
                               (Include Zip Code)

  Area Code and Telephone Number _____________________________________________

  Dated  __________________, 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    (1) GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) if such Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    (2) DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates representing Shares are to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 2 of the Offer to Purchase. Certificates representing all physically tendered Shares, or any book-entry confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a stockholder's certificate(s) representing Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such stockholder's Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. The term "Agent's Message" means a message transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    (3) INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    (4) PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER SHARES BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) representing the remainder of the Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    (5) SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

    (6) STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    (7) SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates representing Shares not tendered or accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC as such stockholder may designate herein. If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC designated above.

    (8) LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly contact LaSalle Bank N.A., which is the Company's transfer agent, by calling 1-800-246-5761. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

    (9) WAIVER OF CONDITIONS. The conditions to the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion (subject to the provisions of the Merger Agreement referred to in the Offer to Purchase).

    (10) TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. U.S. federal income tax law generally requires that a shareholder tendering Shares pursuant to the Offer must provide the Depositary (the "Payor") with his correct Taxpayer Identification Number ("TIN"), which, in the case of a shareholder who is an individual, is his social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the rate of 31% may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

    To prevent backup withholding, each tendering shareholder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, which requires such shareholder to certify that the TIN provided is correct (or that such shareholder is awaiting a TIN) and that (i) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

    Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt shareholder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

    If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

    (11) NON-UNITED STATES HOLDERS. Non-United States holders must submit a completed Form W-8BEN to avoid backup withholding. Form W-8BEN may be obtained by contacting the Payor at one of the addresses on the face of this Letter of Transmittal.

    (12) REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to United States federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to United States federal backup withholding.

    Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to United States federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If United States federal backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent United States federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

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

                              PAYER: FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                                  PART II FOR PAYEES EXEMPT
SUBSTITUTE                                                                        FROM BACKUP WITHHOLDING
FORM W-9                                                                          (SEE ENCLOSED GUIDELINES)
                       PART I TAXPAYER IDENTIFICATION NO.--FOR ALL ACCOUNTS
                       Enter your taxpayer identification      ----------------   PART III
                       number in the appropriate box. For      SOCIAL SECURITY    AWAITING TIN / /
                       most individuals and sole               NUMBER
DEPARTMENT OF THE      proprietors, this is your Social        OR
TREASURY INTERNAL      Security Number. For other entities,    ----------------
REVENUE SERVICE        it is your Employer Identification      EMPLOYEE
PAYER'S REQUEST FOR    Number. If you do not have a number,    IDENTIFICATION
TAXPAYER               see "How to Obtain a TIN" in the        NUMBER
IDENTIFICATION NO.     enclosed GUIDELINES.

                       Note: If the account is in more than one name, see the chart on page 2 of the enclosed GUIDELINES to determine what number to enter.
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or
 (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I no longer subject to backup withholding; and

 (3) Any information provided on this form is true, correct and complete.

 YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
 BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT
 RECEIVED A NOTICE FROM THE IRS ADVISING YOU THAT BACKUP WITHHOLDING HAS TERMINATED.

 SIGNATURE
 DATE
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                             ARE AWAITING YOUR TIN.

                              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either
(1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60)
days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                       Signature                                                    Date

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
                    THE INFORMATION AGENT FOR THE OFFER IS:
                   Georgeson Shareholder Communications Inc.

                                     [LOGO]

                         17 State Street, 10(th) Floor
                              New York, N.Y. 10004
                Brokers and Bankers Call Collect (212) 440-9800
                    All Other Call Toll Free (800) 223-2064

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